UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: February 8, 2006
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
 (address of Principal Executive Offices)(Zip Code)

(503) 727-4103
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2006, Umpqua Holdings Corporation and Umpqua Bank entered into an Agreement and Plan of Reorganization with Western Sierra Bancorp, Western Sierra Bank, Auburn Community Bank, Lake Community Bank and Central California Bank pursuant to which Western Sierra Bancorp will merge with and into Umpqua Holdings Corporation with Umpqua Holdings Corporation the surviving corporation, and Western Sierra Bank, Auburn Community Bank, Central California Bank and Lake Community Bank will merge with and into Umpqua Bank with Umpqua Bank the resulting bank. Effective at the time of the merger, shareholders holding shares of Western Sierra Bancorp common stock will be entitled to receive 1.61 shares of Umpqua common stock for each share of Western Sierra Bancorp common stock. Consummation of the merger is subject to several conditions, including receipt of applicable regulatory approvals and approval by the shareholders of Western Sierra Bancorp and Umpqua Holdings Corporation.

For information regarding the terms of the proposed transaction, reference is made to the joint press release dated February 8, 2006, which is attached as Exhibit 99.1, and the Agreement and Plan of Reorganization, which is attached as Exhibit 99.2.

Item 7.01    Regulation FD Disclosure.

On February 8, 2006, Umpqua Holdings Corporation issued a press release announcing that it will hold a joint conference call with Western Sierra Bancorp on Wednesday, February 8, 2006, at 9:00 a.m. PDT, where the Umpqua and Western Sierra will discuss the announcement of the proposed acquisition of Western Sierra. A copy of the press release is attached as Exhibit 99.1. To participate in the conference call, please call 888-455-9650. The password is UMPQUA. A rebroadcast of the teleconference will be available at 800-938-1132, until February 15 at 5:00 p.m. You may also listen to a rebroadcast as well as access a more detailed transaction overview at www.umpquaholdingscorp.com.

Umpqua Holdings Corporation is posting at 9:00 a.m. PDT (noon EDT) an investor presentation on its investor relations web site at www.umpquaholdingscorp.com with additional information about the acquisition. A copy of the presentation is attached as Exhibit 99.3.

On February 8, 2006, Umpqua Holdings Corporation and Western Sierra Bancorp sent letters to their respective shareholders and to Western Sierra employees along with question and answer information sheets with additional information about the proposed acquisition. The Umpqua shareholder letter is attached as Exhibit 99.4, the Western Sierra shareholder letter is attached as Exhibit 99.5, the Umpqua shareholder question and answer sheet is attached as Exhibit 99.6, the Western Sierra shareholder question and answer sheet is attached as Exhibit 99.7, a letter to Western Sierra employees from Western Sierra President and Chief Executive Officer Gary D. Gall is attached as Exhibit 99.8, a letter to Western Sierra employees from Umpqua President and Chief Executive Officer Raymond P. Davis is attached as Exhibit 99.9, the question and answer information sheet to Western Sierra employees is attached as Exhibit 99.10, and a letter to members of Umpqua Bank's divisional boards is attached as Exhibit 99.11.

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.

(c)	Exhibits.
99.1 PRESS RELEASE
99.2 AGREEMENT AND PLAN OF REORGANIZATION
99.3 INVESTOR PRESENTATION
99.4 LETTER TO UMPQUA SHAREHOLDERS
99.5 LETTER TO WESTERN SIERRA SHAREHOLDERS
99.6 INFORMATION Q&A TO UMPQUA SHAREHOLDERS
99.7 INFORMATION Q&A TO WESTERN SIERRA SHAREHOLDERS
99.8 LETTER TO WESTERN SIERRA EMPLOYEES
99.9 LETTER TO WESTERN SIERRA EMPLOYEES
99.10 INFORMATION Q&A TO WESTERN SIERRA EMPLOYEES
99.11 LETTER TO UMPQUA DIVISIONAL BOARD MEMBERS

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: February 8. 2006	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary